Exhibit 99.1

Changing the Landscape with Innovative Drone Solutions October 2025

This presentation was prepared for the purpose of providing and presenting information in a summary only and cannot replace a review of the reports of Duke Robotics Corp (hereinafter : "the Company“ or Duke Robotics" or "Duke") . Many of the statements included in this presentation, as well as oral statements that may be made by us or by officers, directors or employees acting on behalf of us, contain “forward - looking statements” within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 , specifically Section 27 A of the U . S . Securities Act of 1933 , as amended, and Section 21 E of the U . S . Securities Exchange Act of 1934 , as amended . All statements, other than statements of historical facts, are forward - looking statements . Readers are cautioned that forward - looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from historical results or any future results expressed or implied by forward - looking statements . Factors that can cause actual results to differ from expectations and those contained in forward - looking statements include those risks described in Item 3 . D . “Key Information — Risk Factors” contained in the Company’s Registration Statement on Form 10 Q or most recent Annual Report on Form 10 Q filed with the U . S . Securities Exchange Commission (the “SEC”) and in its subsequent filings and submissions with the SEC, You should not place undue reliance on these forward - looking statements . All written and oral forward - looking statements, attributable to the Company, or persons acting on its behalf, are qualified in their entirety by these cautionary statements . For the avoidance o f doubt, it is clarified that the company does not undertake to update the information, in whole or in part, contained in this presentation, whether as a result o f new information, a future event or for other reasons, except as required b y law . It is also clarified that the company's plans and strategy contained in this presentation are correct a t the time o f their publication and can and will change in accordance with the decisions o f the company's board o f directors, as they will be from time to time, and/or due to their being dependent, in whole or in part, on third parties that are not under the control o f the company as well as on additional risk factors to which the company is exposed .

Company Overview Duke Robotics is a forward - thinking company focused on bringing advanced stabilization and autonomous robotic solutions. The Company has two core business lines, the IC Drone, and the Bird of Prey Drone System. Insulator Cleaning Drone (“IC Drone”) Duke’s Insulator Cleaning (IC) Drone provides an innovative solution for mapping, preventive maintenance, and cleaning high - voltage power grid insulators. Equipped with advanced stabilization technology and precise water jet systems, the IC Drone delivers efficient, precise cleaning, eliminating the high costs and risks of traditional solutions - helicopters or ground cranes. “Bird of Prey” Weapons Drone System The Bird of Prey is an agile, compact and fully stabilized weapon system for drone platforms, designed to enhance infantry squad lethality beyond its detection and engagement range with stand - off warfare capabilities. Bird of Prey enables fast and accurate engagement against a low signature enemy in various non - line - of - sight combat activities. The drone is marketed by Elbit System Land Ltd. (“Elbit”). Duke is a Publicly Traded on the OTCQB: DUKR Formerly known as the TIKAD 3

Targeting Fast Growing Market Segments Combat Drone Market Set for Major Growth The global combat drone market is projected to reach $10.8 billion by 2028, growing at a CAGR of 8.6%. Electric Insulators - A significant and growing market The global electric insulator market size was estimated at $13.2B in 2023 and is predicted to reach $22.4B in 2033. Source: Spherical Insights, July 2024 report 4 Source: Markets&Markets July 2023 Report

Recent Milestones Commercial Agreement for IC Drone with Israel Electric Corporation Confirmation of First Royalty Revenues through its Collaboration with Elbit for Military Drone Duke Robotics Unveils Next - Generation IC Drone System - The ICDS2, with expanded features Major commercial momentum in European Market for the IC Drone (Launch of Subsidiary in Greece) "Bird of Prey" Weaponized Drone System Featured On Israeli Television Segment noting usage by the IDF Patented Stabilization & Proven Technology Publicly Traded on the OTCQB: DUKR Significant Partnership with Elbit, a multinational Leading Defense Company Vast Potential in multiple Civilian applications Validated Civilian Application Contracts with the Israeli Electric Corporation 5 Company Highlights

Expansion of activity in Israel Launching and expanding activity in Greece Expanding IC Drone services to new geographies Global Commercial Expansion Strategy 2026 Targeted Milestones Exploring new organic and inorganic growth engines 6

Management & Board



Yossi Balucka
CEO & President



Sagiv Aharon
Founder & Director



Yariv Alroy
Active Chairman



Vadim Maor
CTO



Keren Gousman Golan
Board Member



Alexandra Papaconstantinou
Managing Director
Duke Robotics Hellas



Irit Alroy
Strategic Innovation Manager



Shlomo Zakai
CFO



Eran Antebi
Board Member



Erez Nachtomy
Active Vice Chairman

7

Civilian Segment

High Voltage Insulator Cleaning - a market desperate for disruption Duke Robotics Confidential ● Safety: Manual labor or helicopter - based solutions pose significant safety risks to personnel and are costly ● Accessibility: Challenging to use in urban areas, for complex grids and sub - stations ● Expensive: Existing solutions are expensive ● Environmental: High water consumption and increased risks of wildfires High Voltage Insulator Cleaning helicopter accident kills two Western Power fined for safety failures after injuries to line worker Severe arm and shoulder burns while cleaning high - voltage power lines Network operators have a duty to reasonably ensure work is carried out safely 9

Duke Robotics’ IC Drone Duke’s Insulator Cleaning Drone provides an innovative, automated solution for cleaning high - voltage insulators. Equipped with advanced stabilization technology and precise water jet systems, the IC Drone can efficiently clean insulators without the need for manual intervention or helicopters. ● Market Validation: Successful completion of a pilot program for the IC Drone with the Israel Electric Corporation (IEC) leading to commercial agreement to provide IC Drone system service to the IEC ● Compliance with International Standards: The IC Drone was designed with the highest standards, including complying with IEEE 516, ESAA, AS 5804, and IS - BAO ● Advancing towards international expansion: Duke has already set up a subsidiary in Greece, selected drone pilots, and is in advanced stages of its greek expansion strategy Safety To human life To the power line grid Accessibility Urban areas Complex grids Sub - stations Scalability Scalable operations Rapid response Cost Reduction 10

Global Alignment to Support Power Grid Reliability Reliability, resilience, and security of the electric power grid Electricity transmission are the backbone of modern infrastructure. Lack of adequate maintenance for dirty or degraded power grid insulators can trigger flashovers and failures. Cleaning and inspection is much more than routine maintenance - it is a vital safeguard for grid resilience and national energy security. The IC Drone enables safe and efficient cleaning, dramatically reducing risk, cost and downtime while supporting the need to maintain a secure and agile power grid transmission network. Under a recent executive order , the President of the United States designated grid reliability and security as a national policy priority — White House, Presidential Action on U.S. Electric Grid (2025) “By 2040, the EU will need an estimated €477 billion for transmission grid developments and €730 billion for distribution to ensure electricity grids are fit for the future.” — European Commission, Guidance on Anticipatory Investments for Electricity Networks (2025) “In order to introduce a large amount of renewable energy, it is necessary to reinforce the power grid and to make the operations of existing grids more sophisticated.” — METI, Japan ’ s 6th Strategic Energy Plan (2021) 11

Defense Segment

US Patent Awarded Patent granted June 2021 recognizing Duke’s proprietary stabilization technology Defense Segment Duke’s defense segment is focused on providing advanced UAV stabilized solutions designed for surveillance, reconnaissance, and combat applications. Duke’s technology, is marketed through a collaboration agreement by Elbit Land Systems under the brand Bird of Prey Drone Weapons System. U.S. DOD Security Innovation Award Showcases technology entrepreneurs who are capitalizing on major opportunities emerging in the defense technology market TOP PRIZE at Combating Terrorism Technology Conference sponsored by the U.S.DOD’s Combating Terrorism Technical Support Office (CTTSO), Israel’s Ministry of Defense, Directorate of Defense Research and Development (DDR&D / MAFAAT), and the MIT Enterprise Forum of Israel Formerly known Bird of Prey as the TIKAD Bird of Prey is a drone - mounted remote weapon system that extends infantry reach by enabling precise, remote engagement of threats at standoff distances. Its uniqueness lies in stabilized fire control, autonomous target recognition, and modular weapon payloads. It’s built for non - line - of - sight, urban, and force - protection scenarios where speed, precision, and reduced exposure are critical. 13

Collaboration With a Leading Multi - National Defense Contractor Duke Robotics Confidential Collaboration with Elbit Systems In 2021, Duke entered into an agreement with Elbit Systems, licensing all rights related to its TIKAD technology (the precursor to the Bird of Prey) to Elbit’s Land Systems Division. Elbit Systems, a leading international defense electronics company, will continue to develop and market the technology system under the brand “Bird of Prey” to the defense market. Duke is entitled to receive significant royalties from the overall revenues generated by Elbit’s sales of the systems. Elbit Systems, a leading international defense electronics company, is uniquely positioned to market and develop Bird of Prey on a global scale, leveraging its extensive market reach and expertise. ● Revenue Sharing: Duke receives royalties from Elbit's revenues related to the technology, including sales and other revenues, and already received an upfront payment from Elbit for transferring engineering materials ● Investment in Development: Elbit Systems invests in the technology's further development and production. ● Long - Term Collaboration: Includes joint projects and a steering committee to manage ongoing and future initiatives. ● Exclusive License: Elbit Systems has an exclusive worldwide license for Duke’s TIKAD drone technology (AKA: Bird of Prey) 14

The Bird of Prey is an agile, compact and fully stabilized weapon system for drone platforms, designed to enhance infantry squad lethality beyond its detection and engagement range with stand - off warfare capabilities. Bird of Prey enables fast and accurate engagement against a low signature enemy in various non - line - of - sight combat activities including urban and force protection scenarios. The lightweight and foldable system is designed to be carried, deployed and operated by a single soldier. Key Benefits The Bird of Prey drone - mounted system interfaces directly with the gunner, designed for integration with the Battle Management System (BMS) and supports swarm attacks in the future dynamic battlefield. The system supports a range of modular multi - role and multi - caliber armaments while maximizing flight time and mission length. Bird of Prey features advanced algorithms and autonomous capabilities including integrated autonomous target recognition (ATR) to detect, classify and track targets within the field of view (FOV) day and night. Source: Elbit Brochure & Site Bird of Prey - Unique Value Proposition 15

Source: Channel 14 News Report Source: Channel 14 News Report Source: Elbit Brochure Source: Elbit Demo Video Source: Elbit Demo Video Source: Elbit Demo Video “[The Bird of Prey] is a drone with the capabilities of a sniper … Enabling combat outside of the field of view with an unprecedented level of precision” - Channel 14 News Report 16

Already in use by the IDF, according to recent reports Recently received confirmation of first royalties Expanded co - marketing agreement with Elbit Recent Developments 17 In August 2025, Israeli television featured Duke Robotics' 'Bird of Prey' system as part of the IDF's advanced drone warfare capabilities, confirming its active deployment during the 'Iron Swords' war. In July 2025, Duke Robotics announced it will receive its first royalty revenues from Elbit Systems' sales of the 'Bird of Prey' drone system, marking the first financial returns from its defense technology. In April 2025 , Duke expanded its Elbit collaboration to directly market the 'Bird of Prey' system, earning additional commission fees on sales generated through its own marketing efforts .

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